SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF (EMSG)

Effective November 5, 2024, Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF has changed its investment strategy and its name and is no longer offered by this Prospectus or Statement of Additional Information, each dated December 21, 2023, as supplemented. All references to Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF are hereby removed from this Prospectus and Statement of Additional Information.
Effective November 5, 2024, Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF is known as Xtrackers MSCI Emerging Markets Climate Selection ETF and is offered in a separate Prospectus and Statement of Additional Information, each dated November 5, 2024.
You can find the fund’s current Prospectus and Statement of Additional Information online at go.dws.com/ETFpros. You can also get this information at no cost by e-mailing a request to dbxquestions@list.db.com or by calling 1-844-851-4255, or you can ask your financial representative.
Please Retain This Supplement for Future Reference
November 05, 2024
PRO_SAISTKR24-92